                                                                    EXHIBIT 99.2

                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------

     THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of
June 20, 2006, between PNC BANK, NATIONAL ASSOCIATION, as seller (the "Seller"), and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. ("CCMSI"), as purchaser (the
"Purchaser").

     The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily and/or commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as "Annex A";
provided that, if only one mortgage loan is identified on the Mortgage Loan
Schedule then references herein to "Mortgage Loan" or "Mortgage Loans" will mean that one mortgage loan. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust
Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be dated as of June 1, 2006, among CCMSI, as depositor, Midland
Loan Services, Inc., as master servicer (the "Master Servicer"), J.E. Robert
Company, Inc., as special servicer (the "Special Servicer"), and LaSalle Bank
National Association, as trustee (the "Trustee"). Capitalized terms used herein
(including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing
Agreement.

     CCMSI intends to sell certain Classes of the Certificates (the "Publicly
Offered Certificates") to Citigroup Global Markets Inc. ("CGMI"), Barclays
Capital Inc., PNC Capital Markets LLC, Banc of America Securities LLC and
Deutsche Bank Securities Inc. (collectively. the "Dealers"), pursuant to an underwriting agreement dated as of the date hereof (the "Underwriting
Agreement"), between CCMSI and the Dealers. The Publicly Offered Certificates
are more particularly described in a prospectus supplement dated June 20, 2006
(the "Prospectus Supplement") and the accompanying base prospectus dated June 8,
2006 (the "Base Prospectus" and, together with the Prospectus Supplement, the
"Prospectus").

     CCMSI further intends to sell the remaining Classes of the Certificates
(the "Privately Offered Certificates") to CGMI, pursuant to a certificate purchase agreement dated as of the date hereof (the "Certificate Purchase
Agreement"), between CCMSI and CGMI. The Privately Offered Certificates are more particularly described in an offering memorandum dated June 20, 2006 (the
"Memorandum").

     Certain Classes of the Certificates will be assigned ratings by Moody's
Investors Service, Inc. and/or Fitch, Inc. (together, the "Rating Agencies").

     In connection with its sale of the Mortgage Loans, the Seller shall enter into an indemnification agreement dated as of the date hereof (the
"Indemnification Agreement"), between the Seller, CCMSI and the Dealers.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1. Agreement to Purchase.

     The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance as of the close of business on the Cut-off Date
(the "Seller Mortgage Loan Balance") of $329,091,992 (subject to a variance of plus or minus 5.0%), after giving effect to any payments due on or before such date, whether or not such payments are received. The Seller Mortgage Loan
Balance, together with the aggregate principal balance of the Other Mortgage
Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of
$2,263,536,038 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on June 29, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing
Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage
Loans shall consist of a cash amount, payable in immediately available funds, as reflected on the settlement statement agreed to by the Seller and the Purchaser, which amount shall include interest accrued on the Seller Mortgage Loan Balance for the period from and including the Cut-off Date up to but not including the
Closing Date.

     The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

     SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the Seller (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Aggregate Purchase Price), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance and any escrow, reserve or comparable accounts related to the Mortgage Loans, subject, in the case of any Mortgage Loan that is part of a Loan Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan Combination in such proceeds and reserve or comparable accounts, and further subject to the understanding that the Seller will sell certain servicing rights to the Master Servicer pursuant to that certain Servicing Rights Purchase Agreement, dated as of the Closing Date, between the Master Servicer and the Seller, and may require that a particular primary servicer remain in place with respect to any or all of the Mortgage
Loans.

     (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal

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and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date).
All scheduled payments of principal and interest due on or before the Cut-off
Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

     (c) No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver or cause to be delivered to the Trustee (with a copy to the
Master Servicer and the Special Servicer within ten (10) Business Days after the
Closing Date) the documents and instruments specified below under clauses (i),
(ii), (vii), (ix)(A) and (xi)(D) and shall, not later than the date that is 30 days after the Closing Date, deliver or cause to be delivered to the Trustee
(with a copy to the Master Servicer) the remaining documents and instruments specified below with respect to each Mortgage Loan that is a Serviced Mortgage
Loan (the documents and instruments specified below, collectively, the "Mortgage
File"). The Mortgage File for each Mortgage Loan shall contain the following documents:

          (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust, Commercial
     Mortgage Pass-Through Certificates, Series 2006-C4" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

          (ii) an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

          (iii) an original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

          (iv) an original executed assignment, in recordable form (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases
     (if such item is a document separate from the Mortgage) and (C) any other recorded document relating to the Mortgage Loan otherwise included in the
     Mortgage File, in favor of "LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust,
     Commercial Mortgage Pass-Through Certificates, Series 2006-C4" (and, in the
     case of a Serviced Loan Combination, also on behalf of the related
     Non-Trust Loan Noteholder(s)), or in blank;

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          (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above), in favor of "LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust, Commercial
     Mortgage Pass-Through Certificates, Series 2006-C4" (and, in the case of a
     Serviced Loan Combination, also on behalf of the related Non-Trust Loan
     Noteholder(s)), or in blank;

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or specimen version of, or a marked commitment for, the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to the Purchaser of any prior UCC
     Financing Statements in favor of the originator of the Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the
     Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, an original UCC Financing Statement assignment, in form suitable for filing in favor of "LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage
     Pass-Through Certificates, Series 2006-C4" (and, in the case of any
     Serviced Loan Combination, also on behalf of the related Non-Trust Loan
     Noteholder(s)), as assignee, or in blank;

          (ix) an original or a copy of any (A) Ground Lease and ground lessor estoppel, (B) loan guaranty or indemnity, (C) lender's environmental insurance policy or (D) lease enhancement policy;

          (x) any intercreditor, co-lender or similar agreement relating to permitted debt of the Mortgagor;

          (xi) copies of any (A) loan agreement, (B) escrow agreement, (C)
     security agreement or (D) letter of credit relating to the Mortgage Loan
     (with the original of any such letter of credit to be delivered to the
     Master Servicer); and

          (xii) if such Mortgage Loan is part of a Loan Combination, all of the above documents with respect to each related Non-Trust Loan, together with the related co-lender agreement; provided that a copy of the Mortgage Note relating to each such

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     Non-Trust Loan, rather than the original, shall be provided, and no endorsements to such note shall be provided.

     With respect to the Crossed Loans constituting a Crossed Group, the existence of any document required to be in the Mortgage File of any Crossed
Loan in such Crossed Group shall be sufficient to satisfy the requirements of this Agreement for delivery of such document as a part of the Mortgage File of each of the other Crossed Loans in such Crossed Group.

     References in this Agreement to "Document Defect" mean that any document constituting part of the Mortgage File for any Mortgage Loan has not been properly executed, is missing (beyond the time period required for its delivery hereunder), contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule or does not appear regular on its face.

     (d) The Seller, at its own cost and expense, shall retain an independent third party (the "Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event, as to any Mortgage Loan, within 90 days following the later of (i) the Closing Date and (ii) the delivery of the related
Mortgage(s), Assignment(s) of Leases, recordable documents, and UCC Financing
Statements to the Trustee or the Recording/Filing Agent) complete (if and to the extent necessary) and cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC
Financing Statements, as appropriate, each assignment of Mortgage, assignment of
Assignment of Leases and assignment of any other recordable documents relating to each such Mortgage Loan in favor of the Trustee referred to in Sections
2(c)(iv)(A), (B) and (C) and each assignment of a UCC Financing Statement in favor of the Trustee referred to in Section 2(c)(viii). The Seller shall cause the recorded original of each such assignment of recordable documents to be delivered to the Trustee or its designee following recording, and shall cause the file copy of each such UCC Financing Statement to be delivered to the
Trustee or its designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller or the Recording/Filing Agent
shall obtain therefrom a certified copy of the recorded original, which shall be delivered to the Trustee or its designee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed, as appropriate. The Seller shall be responsible for the out-of-pocket costs and expenses of the Recording/Filing Agent in connection with its performance of the recording, filing and delivery obligations contemplated above.

     (e) The Seller shall deliver or cause to be delivered to the Master
Servicer or the Master Servicer's designee: (i) within ten (10) days after the
Closing Date, all documents and records in the Seller's possession (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan and that are not required to be part of the Mortgage File in accordance with the definition thereof (including, without limitation, any original letters of credit relating to any Mortgage Loan); and

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(ii) within two (2) Business Days after the Closing Date, any and all escrow amounts and reserve amounts in the Seller's possession or under its control that relate to the Mortgage Loans.

     (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer.

     (g) After the Seller's transfer of the Mortgage Loans to or at the direction of the Purchaser, the Seller shall not take any action to suggest that the Purchaser is not the legal owner of the Mortgage Loans.

     SECTION 3. Representations, Warranties and Covenants of Seller.

     (a) The Seller hereby represents and warrants to and covenants with the
Purchaser, as of the date hereof, that:

          (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general (and in the context of a national banking association insolvency) and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's organizational documents, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default)
     under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which violation, default or breach, in the case of either clause
     (iii)(B) or (iii)(C) might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties

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     (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any charter, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this
     Agreement or the consummation of the transactions involving the Seller contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

          (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

          (viii) For purposes of accounting under generally accepted accounting principles ("GAAP"), and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the
     Mortgage Loans to the Purchaser in exchange for consideration contemplated by this Agreement. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller or on account of an antecedent debt.

     (b) The Seller hereby makes, on the date hereof and on the Closing Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on
Schedule III. References in this Agreement to "Breach" mean a breach of any such representations and warranties made pursuant to this Section 3(b) with respect to any Mortgage Loan.

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     (c) If the Seller receives, pursuant to Section 2.03(a) of the Pooling and
Servicing Agreement, written notice of a Document Defect or a Breach relating to a Mortgage Loan, and if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document
Defect or Breach, provided the Seller receives such notice in a timely manner), cure such Document Defect or Breach, as the case may be, in all material respects, or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period, or
(ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage
Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for
deposit into the Collection Account, any Substitution Shortfall Amount in
connection therewith; provided that, if a Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the
Seller is pursuing in connection with the cure thereof and stating that the
Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that if the cure of any
Document Defect or Breach would require an expenditure on the part of the Seller in excess of $10,000, then the Seller may, at its option, within the time period provided above, elect to purchase or replace the affected Mortgage Loan in accordance with this Section 3 without attempting to cure such Document Defect or Breach, as the case may be. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such
Document Defect remains uncured and as to the actions being taken to pursue cure.

     No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date in such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related due date in the month of substitution shall be part of the Trust Fund, and Periodic Payments received with respect to the replaced Mortgage Loan or a repurchased Mortgage Loan after the related date of substitution or repurchase, as the case may be, shall belong to the Seller. Periodic Payments due with respect to any Qualified Substitute
Mortgage Loan on or prior to the related due date in the month of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt, and Periodic Payments received with respect to the replaced
Mortgage Loan or a repurchased Mortgage Loan up to and including the related date of substitution or repurchase, as the case may be, shall belong to the
Trust Fund.

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     (d) If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a
Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable
Document Defect or Breach, as the case may be, will be deemed to constitute a
Document Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless:
(x) such other Crossed Loans in such Crossed Group satisfy the Crossed Loan
Repurchase Criteria; (y) the Seller (at its expense) shall have furnished the
Trustee with an Opinion of Counsel to the effect that the repurchase of or substitution for the affected Crossed Loan only, including, without limitation, any modification required with respect to such repurchase or substitution, shall not cause an Adverse REMIC Event; and (z) the repurchase of or substitution for the affected Crossed Loan only shall satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein or in the
Pooling and Servicing Agreement. If the conditions set forth in clauses (x), (y)
and (z) of the prior sentence are satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master
Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other
Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the Primary
Collateral securing the Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

     If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

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     Notwithstanding any of the foregoing provisions of this Section 3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or replace the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in
connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC under the Code or result in the imposition of any tax on
"prohibited transactions" or "contributions" after the Startup Day under the
REMIC Provisions and (iii) the Seller obtains from each Rating Agency then rating the Certificates and delivers to the Trustee and the Master Servicer written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

     (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Collection Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related
Qualified Substitute Mortgage Loan(s) to the Trustee and the Master Servicer,
respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the
Trustee, the Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the Master Servicer and the Special Servicer
shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or replaced Mortgage Loans.

     (f) This Section 3 provides the sole remedy available to the
Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach.

     SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

     (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

                                       10

     (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

     (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the
Purchaser's articles of association or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

     (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for the consideration contemplated by this Agreement.

     (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the
Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

     (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the

                                       11

condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

     SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP, New York, New York on the Closing Date.

     The Closing shall be subject to each of the following conditions:

     (a) All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

     (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to CCMSI, the Seller, the Dealers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

     (c) The Seller or its designee shall have delivered and released to the
Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the
Trustee and the Master Servicer on or before the Closing Date pursuant to
Section 2 of this Agreement;

     (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

     (e) The Seller shall have paid all fees and expenses payable by it to CCMSI or otherwise pursuant to this Agreement as of the Closing Date; and

     (f) Letters from an independent accounting firm reasonably acceptable to
CCMSI and the Seller in form satisfactory to CCMSI, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus, the Prospectus Supplement and other disclosure documents.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the
Mortgage Loans on the Closing Date.

     SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

     (a) This Agreement, the Pooling and Servicing Agreement and the
Indemnification Agreement, in each case duly executed by all parties thereto;

                                       12

     (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date, subject, in the case of the representations and warranties made by the Seller pursuant to Section 3(b) of this Agreement, to the exceptions to such representations and warranties set forth in Schedule III to this Agreement; and
(ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this
Agreement to be performed or satisfied at or prior to the Closing Date;

     (c) An officer's certificate from the Seller, dated the Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

     (d) True and complete copies of the certificate of corporate existence and by-laws of the Seller (as certified to by the Secretary or an assistant secretary of the Seller), and a certificate of corporate existence of the Seller issued by the Comptroller of the Currency, not earlier than thirty (30) days prior to the Closing Date;

     (e) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and reasonably satisfactory to the
Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to CCMSI, the Trustee, the Dealers and the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies;

     (f) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the sale of the Mortgage Loans by the Seller to the
Purchaser; and

     (g) A written opinion of counsel for the Purchaser (which opinion may be from in-house counsel, outside counsel, or a combination thereof, and may include a reliance letter addressed to the Seller with respect to opinions given to other parties) relating to certain corporate and enforceability matters and reasonably satisfactory to the Seller and its counsel, dated the Closing Date and addressed to the Seller.

     SECTION 7. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Seller Mortgage Loan Balance represents of the Cut-off Date Pool Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding, to which the Seller and the Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i) the costs and expenses of

                                       13

delivering the Pooling and Servicing Agreement and the Certificates; (ii) the
costs and expenses of printing (or otherwise reproducing) and delivering a final
Prospectus and Memorandum and other customary offering materials relating to the
Certificates; (iii) the initial fees, costs, and expenses of the Trustee
(including reasonable attorneys' fees) incurred in connection with the securitization of the Mortgage Loans and the Other Mortgage Loans; (iv) the
filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, the Other
Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and other customary offering materials, including the cost of obtaining any
"comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the
Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the
Dealers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

     SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the
Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the
Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection
Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans pursuant to the
Pooling and Servicing Agreement, as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and

                                       14

acknowledgments, receipts or confirmations from persons (other than the Trustee)
holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the
Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing
Agreement, and in connection therewith the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

     SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications in connection herewith shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified for such party on Exhibit A hereto or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party.
Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     SECTION 10. Representations, Warranties and Agreements to Survive Delivery.
All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the
Purchaser (and by the Purchaser to the Trustee).

     SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

     SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS

                                       15

OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY
TO THIS AGREEMENT.

     SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys'
fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

     SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser and their permitted successors and assigns. No holder or beneficial owner of a Certificate shall be deemed a permitted successor or assign to the
Purchaser solely by reason of its interest in such Certificate.

     SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing
Agreement which relates to defined terms contained therein, Section 2.01(d)
thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

     SECTION 18. Accountants' Letters. The parties hereto shall cooperate with accountants designated by CCMSI and reasonably acceptable to the Seller in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting
Agreement and/or the Certificate Purchase Agreement.

     SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge", such statement

                                       16

refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

     SECTION 20. Disclosure Materials. The Purchaser shall provide the Seller with a copy of the Memorandum and the Prospectus Supplement promptly following their becoming available.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       17

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                   SELLER
                                   PNC BANK, NATIONAL ASSOCIATION

                                   By: /s/ Jeffrey E. Johnson
                                       ------------------------------
                                       Name:  Jeffrey E. Johnson
                                       Title: Senior Vice President

                                   PURCHASER
                                   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

                                   By: /s/ Angela Vleck
                                       ------------------------
                                       Name:  Angela Vleck
                                       Title: Vice President

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A
                                    ---------

ADDRESS FOR NOTICES
-------------------

Seller:
-------

Address for Notices:

PNC Bank, National Association
10851 Mastin Street, Suite 300
Overland Park, Kansas 66210
Attn: Harry Funk

with a copy to:

PNC Bank, National Association
One PNC Plaza
249 Fifth Avenue, 21st Floor
Pittsburgh, Pennsylvania 15222
Attn: Gretchen Lengel Kelly

Purchaser:
----------

Address for Notices:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street
New York, New York  10013
Attn:  Angela Vleck
Facsimile Number:  (212) 816-8307

                                   SCHEDULE I
                                   ----------

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

     1. The information pertaining to each Mortgage Loan set forth in the
Mortgage Loan Schedule was true and correct in all material respects as of the
Cut-off Date.

     2. As of the date of its origination, such Mortgage Loan and the interest
(exclusive of any default interest, late charges or prepayment premiums)
contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

     3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each
Mortgage Loan and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, but subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase
Agreement dated as of the Closing Date between the Master Servicer and the
Seller. Upon consummation of the transactions contemplated by the Mortgage Loan
Purchase Agreement, the Seller will have validly and effectively conveyed to the
Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

     4. The proceeds of such Mortgage Loan have been fully disbursed (except to the extent that a portion of such proceeds is being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the
Mortgagee.

     5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and
other agreement executed by the Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity
(regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no

                                      I-1

provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

     6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note,
Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, Additional Interest, prepayment premiums or yield maintenance charges.

     7. Each related assignment of Mortgage and assignment of Assignment of
Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of
Leases is freely assignable.

     8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions and limitations set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"):
(a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b)
covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
Property or the security intended to be provided by such Mortgage or with the
Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged
Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
Property or the security intended to be provided by such Mortgage or with the
Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged
Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (f) if such Mortgage Loan is cross-collateralized with any other
Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, and (g) if such Mortgage Loan is part of a Loan Combination, the lien of

                                      I-2

the Mortgage for the related Non-Trust Loan. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and Mortgage Loans that are part of a Loan Combination, there are no mortgage loans that are senior or pari passu in right of payment with the subject Mortgage Loan that are secured by the related Mortgaged Property.

     9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each
Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a
Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing of UCC Financing Statements, and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC
Financing Statements are required in order to effect such perfection.

     10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the
Cut-off Date have become delinquent in respect of each related Mortgaged
Property, have been paid, or an escrow of funds in an amount sufficient
(together with escrow payments required to be made prior to delinquency) to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

     11. To the Seller's actual knowledge as of the Cut-off Date, and to the
Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related
Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such Mortgaged Property as security for the Mortgage Loan, and to the Seller's actual knowledge as of the
Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

                                      I-3

     12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a Mortgage
Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination) after all advances of principal (as set forth on the
Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy
(or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable in connection with the assignment of the related Mortgage Note without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; and such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

     13. As of the date of its origination, all insurance coverage required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related
Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of
(i) the replacement cost of improvements located on such Mortgaged Property, or
(ii) the original principal balance of the Mortgage Loan (and, in the case of a
Mortgage Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, and, except if such Mortgaged Property is operated as a mobile home park, such Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to
12 months of operations of the related Mortgaged Property (or in the case of a
Mortgaged Property without any elevator, 6 months); and as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related
Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged
Property; and all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by a commercial and multifamily

                                      I-4

mortgage lending institution with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss are required to be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) to the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily mortgage lending institutions for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent commercial and multifamily mortgage lending institutions.

     The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

     14. Other than payments due but not yet 30 days or more delinquent, to the
Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related
Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule
II; and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File, no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

     15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

                                      I-5

     16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the
Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

     17. No related Mortgage provides for or permits, without the prior written consent of the holder of the Mortgage Note, any related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

     18. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations
Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan (i) as of the Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a
"significant modification" of such Mortgage Loan within the meaning of Treasury
Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification"
after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such
"significant modification" occurred.

     19. One or more environmental site assessments, updates or transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged
Property during the 18-months preceding the origination of the related Mortgage
Loan, except for those Mortgage Loans identified on Annex A to this Schedule I for which a lender's environmental insurance policy was obtained in lieu of such environmental site assessments, updates and transaction screens, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged
Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I

                                      I-6

Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then one or more of the following is true: (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Mortgagor has covenanted in the Mortgage Loan documents to perform such work); (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation; (iii) the related Mortgagor has provided a lender's environmental insurance policy (in which case such Mortgage Loan is identified on Annex A to this Schedule I); (iv) an operations and maintenance plan has been or will be implemented; (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation; or
(vi) the Mortgagor or other responsible party has obtained a no further action letter or other evidence that governmental authorities have no intention of taking any action or requiring any action in respect of the REC. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

     20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

     21. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

     22. Except with respect to any Mortgage Loan that is part of a Loan
Combination, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

     23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related
Mortgage or loan

                                      I-7

agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged
Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related Mortgagor, transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to cross-collateralized and cross-defaulted
Mortgage Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (26) below, or (b) the related
Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

     24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such
Mortgage.

     25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

     26. Since origination, no material portion of the related Mortgaged
Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such
Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a
Mortgage Loan secured by multiple Mortgaged Properties, one or more of such
Mortgaged Properties) "government securities" within the meaning of Treasury
Regulation Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage
Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e)
which permit the release(s) of unimproved out-parcels or other portions of the
Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated any value in the underwriting during the origination of the Mortgage
Loan, the terms of the related Mortgage do not provide for

                                      I-8

release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

     27. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the
Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

     28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each
Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such
Mortgaged Property to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance).

     29. With respect to at least 95% of the Mortgage Loans (by principal balance) having a Cut-off Date Balance in excess of 1% of the Initial Pool
Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other
Person.

     30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the
Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

     31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the
Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any

                                      I-9

other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged
Property.

     32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

     33. Except with respect to any Mortgage Loan that is part of a Loan
Combination, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund. and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage
Loans sold pursuant to this Agreement.

     34. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect.

     35. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

     36. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged
Property, as of the date of origination of the Mortgage Loan, the related
Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-off
Date, the Seller has no actual knowledge that the related Mortgagor was not in possession of such licenses, permits and authorizations.

     37. The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the
Seller or its affiliates with respect to the Mortgage Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

     38. Except for any Mortgage Loan secured by a Mortgagor's leasehold interest in the related Mortgaged Property, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged
Property.

     39. The Mortgage Loan documents for each Mortgage Loan provide that each
Mortgage Loan is non-recourse to the related Mortgagor except that the related

                                      I-10

Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

     40. Subject to the exceptions set forth in representation (5), the
Assignment of Leases set forth in the Mortgage or separate from the related
Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

     41. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

     42. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term,
(ii) an Opinion of Counsel that the defeasance complies with all applicable
REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the
Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of
Counsel.

     43. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the

                                      I-11

related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

     44. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

     45. Except with respect to any Mortgage Loan that is part of a Loan
Combination, none of the Mortgaged Properties are encumbered, and none of the
Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than
Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the Cut-off Date of the related Mortgage Loan).

                                      I-12

                             ANNEX A (TO SCHEDULE I)

                Mortgage Loans as to Which the Related Mortgagor
               Obtained a Lender's Environmental Insurance Policy

      Loan Number                          Property Name
      -----------                     -----------------------
          21                           Bank of America Plaza
          162                          Park Westwood Apartments

                                      I-13

                                   SCHEDULE II
                                   -----------

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

     With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by a fee interest in the related
Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

          1. Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

          2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

          3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

          4. To the actual knowledge of the Seller, at the Closing Date, such
     Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (a) there is no material default, and
     (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

          5. The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

          6. The ground lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

          7. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

                                      II-1

          8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

          9. Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related
     Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution), or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest
     (except in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such
     Mortgage Loan).

          10. The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution.

          11. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III

               EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND
                      WARRANTIES (SET FORTH IN SCHEDULE I)

EXCEPTION TO REPRESENTATION 8
-----------------------------
940952581 Wimbledon Place Apartments - This Mortgage Loan and a related subordinate companion loan constitute a Loan Combination, such that both this
Mortgage Loan and the subordinate companion loan are secured by the same
Mortgaged Property. The Cut-off Date principal balance of the subordinate companion loan is $250,000.

EXCEPTIONS TO REPRESENTATION 16
-------------------------------
With respect to the following Mortgage Loans, if the related Mortgage Note is not paid in full on its maturity date and the holder thereof exercises its option to forebear from pursuing its remedies, such Mortgage Loan provides that, during the period commencing on or about the related maturity date and continuing until the earlier of such Mortgage Loan being paid in full or the holder terminating its forbearance, additional interest above the stated
interest rate applicable prior to the maturity date shall accrue and may be compounded monthly and shall be payable only after all of the outstanding principal of such Mortgage Loan is paid in full:

940952485  80 West
940952589  Cingular Wireless Building
940952515  Itronix Building
940952567  Pac Bell Directory Office Building

EXCEPTIONS TO REPRESENTATION 19
-------------------------------
See Annex A to Schedule I regarding Mortgage Loans for which environmental insurance policies have been obtained with respect to the related Mortgaged
Properties.

940952539 Miami Lakes Common - Six ground water monitoring wells remain at the
Mortgaged Property with respect to two former gasoline underground storage tanks and an existing, empty diesel underground storage tank. The environmental site assessment recommended that the six monitoring wells and the diesel underground storage tank be closed at an estimated cost of $10,000 to $25,000. The escrow established with respect to closure is $25,000.

940952551 McCarran Landing Shopping Center - A 7-Eleven gas station located at the Mortgaged Property utilizes several underground storage tanks for diesel and gasoline. Subsurface investigations have determined that a vent line release has impacted the soil and ground water, and continued ground water monitoring and reporting has been recommended. 7-Eleven, Inc. has entered into an indemnity agreement in favor of the borrower with respect to these environmental conditions.

EXCEPTIONS TO REPRESENTATION 22
-------------------------------
With respect to the following Mortgage Loans, if the related Mortgage Note is not paid in full on its maturity date and the holder thereof exercises its option to forebear from pursuing its remedies, such Mortgage Loan provides that, during the period commencing on or about the related maturity date and continuing until the earlier of such Mortgage Loan being paid in full or

                                     III-1

the holder terminating its forbearance, additional interest above the stated
interest rate applicable prior to the maturity date shall accrue and may be compounded monthly and shall be payable only after all of the outstanding principal of such Mortgage Loan is paid in full:

940952485  80 West Street
940952589  Cingular Wireless Building
940952515  Itronix Building
940952567  Pac Bell Directory Office Building

EXCEPTIONS TO REPRESENTATION 23
-------------------------------
None of the Mortgage Loans provides for acceleration of its unpaid principal balance if, without the consent of the holder of the related Mortgage Loan, (i)
an equity interest in the related borrower of 49% or less is transferred or sold or (ii) an equity interest in the related borrower of any amount is transferred by virtue of an involuntary change in ownership resulting from a death or physical or mental disability.

940952619 Houston Levee Apartments - Under certain circumstances related to a loan default, the Delaware statutory trust borrower may be terminated and the
Mortgaged Property transferred to a newly formed Delaware limited liability company. The form operating agreement for this limited liability company has been approved by the Seller, and its members, who have beneficial ownership interests in the borrower, are to possess the same percentage ownership interests in the limited liability company that they possessed in the trust.
Additionally, as long as the co-trustees of the Delaware statutory trust borrower remain persons or entities acceptable to the holder of the Mortgage
Loan and such holder receives prompt notice of the same, transfers of beneficial ownership interests in the borrower may occur without such holder's consent.

                                     III-2

                                     ANNEX A
                                     -------

                             MORTGAGE LOAN SCHEDULE

                                       A-1

                      LOAN
 LOAN    MORTGAGE     GROUP
NUMBER  LOAN SELLER  NUMBER              LOAN / PROPERTY NAME                               PROPERTY ADDRESS
-----------------------------------------------------------------------------------------------------------------------------

   6        PNC         2    Emerald Isle Senior Apartments                661 North Rose Drive
  20        PNC         1    Flower Hill Promenade                         2610-2750 Via de la Valle
  21        PNC         1    Bank of America Plaza                         1901 Main Street
  37        PNC         1    Logistics Insight Corporation                 4405 Continental Drive
  56        PNC         1    Northbelt Office Center II                    785 Greens Parkway
  58        PNC         1    Cingular Wireless Building                    7000 Goodlett Farms Parkway
  63        PNC         2    Houston Levee Apartments                      2801 Houston Levee Road
  66        PNC         1    Pac Bell Directory Office Building            5460 East La Palma Avenue
  67        PNC         1    Rancho Santa Fe                               13055, 13065, 13075 West Rancho Sante Fe Boulevard
  85        PNC         1    Itronix Building                              12825 East Mirabeau Parkway
  87        PNC         1    Miami Lakes Commons                           6625 Miami Lakes Drive
  88        PNC         1    Gateway West Shopping Center                  Route 8 @ Saulsbury Road
  90        PNC         2    Berkley Village - Newport News                900 Daphia Circle
  98        PNC         2    Wimbledon Place Apartments                    7605 East 49th Street
  99        PNC         1    Holiday Inn Express - Turlock                 3001 Hotel Drive
  105       PNC         1    80 West Street                                80 West Street
  109       PNC         1    Hotel Bethlehem                               437 Main Street
  111       PNC         2    Chaparral Townhomes                           351 Chaparral Road
  113       PNC         1    Bolsa Magnolia Center                         9039 Bolsa Avenue
  127       PNC         1    Douglas Station                               1160-1198 Douglas Road and 20-58 Sycamore
  130       PNC         1    McCarran Landing Shopping Center              4991-4999 Longley Lane
  134       PNC         2    Sherman Oaks Apartments & Apple Mini Storage  5301 Sherman Street
  145       PNC         1    Comfort Inn & Suites - College Park           2450 Old National Parkway
  146       PNC         1    Gateway Plaza - N. Las Vegas                  1306 & 1318 West Craig Road
  158       PNC         1    Hayden Park Office                            10613 & 10617 North Hayden Road
  159       PNC         2    Crawford Mayfair Apartments                   3350-3364 Broadmoor Avenue, 65-71 S. Hampton Road,
                                                                           223-291 Mayfair Boulevard
  162       PNC         2    Park Westwood Apartments                      9501 West Sam Houston Parkway
  166       PNC         2    Mayfair Village Apartments                    412-440 & 57-73 Mayfair Boulevard

                                                                                    CROSS
                                                                                  COLLATER-
                                                                                    ALIZED                MASTER
 LOAN                                                            CUT-OFF DATE     (MORTGAGE   MORTGAGE  SERVICING   ARD LOAN
NUMBER        CITY       STATE  ZIP CODE        COUNTY        PRINCIPAL BALANCE  LOAN GROUP)    RATE     FEE RATE  (YES/NO)?  ARD
---------------------------------------------------------------------------------------------------------------------------------

   6    Placentia        CA     92870     Orange                55,000,000.00         No       5.1900%    0.0600%      No
  20    Del Mar          CA     92014     San Diego             36,500,000.00         No       5.8200%    0.0400%      No
  21    Columbia         SC     29201     Richland              34,800,000.00         No       5.9200%    0.0500%      No
  37    Flint            MI     48507     Genesee               19,500,000.00         No       6.0000%    0.0700%      No
  56    Houston          TX     77067     Harris                14,500,000.00         No       5.7400%    0.0400%      No
  58    Memphis          TN     38016     Shelby                14,475,000.00         No       5.9600%    0.0700%      No
  63    Memphis          TN     38016     Shelby                13,500,000.00         No       5.8000%    0.0600%      No
  66    Anaheim          CA     92807     Orange                13,200,000.00         No       5.9400%    0.0700%      No
  67    Avondale         AZ     85323     Maricopa              13,000,000.00         No       5.9000%    0.0700%      No
  85    Spokane Valley   WA     99216     Spokane                9,200,000.00         No       5.8900%    0.0700%      No
  87    Miami Lakes      FL     33014     Miami-Dade             8,993,688.75         No       6.6100%    0.0900%      No
  88    Dover            DE     19977     Kent                   8,800,000.00         No       6.1900%    0.0900%      No
  90    Newport News     VA     23601     Newport News City      8,659,854.23         No       6.0200%    0.0700%      No
  98    Tulsa            OK     74145     Tulsa                  7,750,000.00         No       6.2800%    0.0900%      No
  99    Turlock          CA     95380     Stanislaus             7,600,000.00         No       6.6500%    0.0900%      No
  105   Annapolis        MD     21401     Anne Arundel           7,300,000.00         No       5.7700%    0.0700%      No
  109   Bethlehem        PA     18018     Northhampton           6,991,360.08         No       6.1700%    0.0900%      No
  111   Allen            TX     75002     Colin                  6,896,389.40         No       7.5600%    0.0400%      No
  113   Westminster      CA     92683     Orange                 6,863,000.00         No       6.2100%    0.0700%      No
  127   Lee's Summit     MO     64086     Jackson                5,648,000.00         No       6.3000%    0.0700%      No
  130   Reno             NV     89502     Washoe                 5,500,000.00         No       5.8100%    0.0900%      No
  134   Wausau           WI     54401     Marathon               5,155,000.00         No       5.9300%    0.0600%      No
  145   College Park     GA     30349     Fulton                 4,500,000.00         No       6.6300%    0.0400%      No
  146   North Las Vegas  NV     89032     Clark                  4,500,000.00         No       6.2300%    0.0700%      No
  158   Scottsdale       AZ     85260     Maricopa               3,397,357.05         No       6.2400%    0.0400%      No
  159                                                            3,397,342.69         No       6.2200%    0.0900%      No
        Columbus         OH     43213     Franklin
  162   Houston          TX     77099     Harris                 2,600,000.00         No       6.1200%    0.0900%      No
  166   Columbus         OH     43213     Franklin                 865,000.00         No       6.4500%    0.0900%      No

                        INTEREST                                                                         ORIGINAL   REMAINING
                        RESERVE                                                                          TERM TO     TERM TO
         ADDITIONAL     MORTGAGE                                            STATED    PERIODIC PAYMENT  MATURITY /  MATURITY /
 LOAN   INTEREST RATE     LOAN                                             MATURITY  ON FIRST DUE DATE     ARD         ARD
NUMBER    AFTER ARD    (YES/NO)?      LOAN TYPE       GRACE PERIOD (DAYS)    DATE      AFTER CLOSING     (MONTHS)    (MONTHS)
------------------------------------------------------------------------------------------------------------------------------

   6                      Yes     Partial IO/Balloon            5          07/01/15      237,875.00         120         109
  20                      Yes     Partial IO/Balloon            5          06/01/16      177,025.00         120         120
  21                      Yes     Partial IO/Balloon            5          06/01/16      171,680.00         120         120
  37                      Yes           Balloon                 5          06/01/16      125,638.77         120         120
  56                      Yes     Partial IO/Balloon            5          03/01/16       69,358.33         120         117
  58                      Yes           Balloon                 5          06/01/16       86,413.04         120         120
  63                      Yes     Partial IO/Balloon            5          05/01/16       65,250.00         120         119
  66                      Yes     Partial IO/Balloon            5          05/01/16       65,340.00         120         119
  67                      Yes     Partial IO/Balloon            5          05/01/16       63,916.67         120         119
  85                      Yes     Partial IO/Balloon            5          06/01/16       45,156.67         120         120
  87                      Yes           Balloon                 5          05/01/16       57,538.75         120         119
  88                      Yes     Partial IO/Balloon            5          06/01/16       45,393.33         120         120
  90                      Yes           Balloon                 5          05/01/16       52,074.54         120         119
  98                      Yes           Balloon                 5          06/01/16       47,869.40         120         120
  99                      Yes           Balloon                 5          06/01/16       48,789.33         120         120
  105                     Yes     Partial IO/Balloon            5          05/01/16       35,100.83         120         119
  109                     Yes           Balloon                 5          05/01/16       45,831.31         120         119
  111                     Yes           Balloon                 5          05/01/21       48,529.60         180         179
  113                     Yes     Partial IO/Balloon            5          05/01/16       35,516.03         120         119
  127                     Yes           Balloon                 5          06/01/16       34,959.58         120         120
  130                     Yes     Partial IO/Balloon            5          06/01/16       26,629.17         120         120
  134                     Yes     Partial IO/Balloon            5          05/01/16       25,474.29         120         119
  145                     Yes           Balloon                 5          06/01/16       30,750.88         120         120
  146                     Yes     Partial IO/Balloon            5          05/01/16       23,362.50         120         119
  158                     Yes           Balloon                 5          05/01/16       20,912.28         120         119
  159                     Yes           Balloon                 5          05/01/16       20,868.09         120         119

  162                     Yes           Balloon                 5          06/01/16       15,789.47         120         120
  166                     Yes           Balloon                 5          06/01/16        5,438.98         120         120

           STATED        STATED
          ORIGINAL      REMAINING                                                                     ESCROWED
        AMORTIZATION  AMORTIZATION  DEFEASANCE                                                      ANNUAL REAL   ESCROWED
 LOAN       TERM          TERM         LOAN     BORROWER'S  PROPERTY   PROPERTY                       ESTATE       ANNUAL
NUMBER    (MONTHS)      (MONTHS)     (YES/NO)?   INTEREST    SIZE     SIZE TYPE  LOCKBOX (YES/NO)?     TAXES     INSURANCE
--------------------------------------------------------------------------------------------------------------------------

   6         360           360           No     Fee Simple       422    Units    None                 482,267      54,828
  20         360           360          Yes     Fee Simple   105,472      SF     None                 345,966      63,223
  21         360           360          Yes     Fee Simple   302,843      SF     None                 715,945      64,127
  37         300           300          Yes     Fee Simple   400,000      SF     In-Place Hard              0           0
  56         360           360          Yes     Fee Simple   124,000      SF     In-Place Hard        287,600      42,232
  58         360           360          Yes     Fee Simple   126,088      SF     Springing Hard       202,941      27,708
  63         360           360          Yes     Fee Simple       289    Units    None                  77,470      21,961
  66         360           360          Yes     Fee Simple    80,998      SF     In-Place Hard        191,400      19,549
  67         360           360          Yes     Fee Simple    74,549      SF     None                 220,230           0
  85         360           360          Yes     Fee Simple   121,000      SF     In-Place Hard              0           0
  87         360           359          Yes     Fee Simple    50,192      SF     In-Place Hard              0           0
  88         360           360          Yes     Fee Simple    97,061      SF     None                  75,700      14,062
  90         360           359          Yes     Fee Simple       198    Units    None                  97,152      35,779
  98         360           360           No     Fee Simple       292    Units    None                  47,500      68,440
  99         360           360           No     Fee Simple        78    Rooms    None                       0           0
  105        360           360          Yes     Fee Simple    61,310      SF     In-Place Hard         78,775      10,055
  109        300           299          Yes     Fee Simple       128    Units    None                 122,285           0
  111        360           359          Yes     Fee Simple       126    Units    None                 164,947      33,128
  113        360           360           No     Fee Simple    35,149      SF     None                 116,436      10,210
  127        360           360          Yes     Fee Simple    41,355      SF     None                 103,000      72,486
  130        360           360          Yes     Fee Simple    41,965      SF     None                       0           0
  134        360           360          Yes     Fee Simple       136    Units    None                 146,037      27,913
  145        300           300          Yes     Fee Simple        75    Rooms    None                  67,200      17,812
  146        360           360          Yes     Fee Simple    16,134      SF     None                  38,380      38,380
  158        360           359          Yes     Fee Simple    21,044      SF     None                  52,715       5,144
  159        360           359          Yes     Fee Simple       124    Units    None                  77,470      21,961

  162        360           360           No     Fee Simple       126    Units    None                 112,950      62,245
  166        360           360          Yes     Fee Simple        32    Units    None                  18,700       5,637

                      ESCROWED
         ESCROWED    REPLACEMENT                                                    INITIAL
        REPLACEMENT   RESERVES                                                      DEFERRED  INITIAL
          RESERVES     CURRENT    ESCROWED TI/LC                                    MAINTEN-  ENVIRON-
 LOAN     INITIAL     ANNUAL     RESERVES INITIAL  ESCROWED TI/LC RESERVES CURRENT    ANCE     MENTAL
NUMBER    DEPOSIT     DEPOSIT        DEPOSIT           ANNUAL DEPOSIT               DEPOSIT   DEPOSIT   HOLDBACK RESERVE
--------------------------------------------------------------------------------------------------------------------------

   6            0      61,140              NAP                     NAP
  20            0      16,551          500,000                 100,000
  21            0      67,728          700,000                 200,000              309,419
  37            0      40,000                0                 175,000                                      5,700,000
  56            0      24,800          957,796                  50,000
  58            0      25,218                0                       0
  63      300,000      72,250              NAP                     NAP
  66            0      21,447        1,000,000                  50,000
  67            0      14,910        1,833,000                  45,000
  85            0      24,281           31,563                  50,000
  87       25,000           0                0                       0                         26,000
  88            0      14,559                0                       0
  90            0      49,500              NAP                     NAP
  98            0      73,000              NAP                     NAP                         12,300
  99            0      49,660              NAP                     NAP
  105           0      12,262                0                  91,113
  109           0     288,183              NAP                     NAP
  111           0      31,500              NAP                     NAP
  113           0       7,030           50,000                  50,000
  127           0       6,183                0                  15,000
  130      18,750           0                0                       0
  134           0      34,000              NAP                     NAP
  145           0      63,472              NAP                     NAP
  146           0       2,420          105,000                  15,000
  158           0       4,248                0                  20,000
  159           0      34,752              NAP                     NAP              150,025

  162           0      31,500              NAP                     NAP
  166           0      11,010              NAP                     NAP               27,250

 LOAN
NUMBER  LOC                                          ENVIRONMENTAL INSURANCE POLICY
----------------------------------------------------------------------------------------------------------------------------

  6
  20
  21                                                 Yes, Environmental Insurance was obtained in lieu of a Phase II Report.
  37
  56    Letter of Credit in the amount of $410,000
  58
  63
  66
  67
  85
  87
  88
  90
  98
  99
  105
  109
  111
  113
  127
  130
  134
  145
  146
  158
  159

  162                                                Yes, in lieu of a Phase I Environmental Report
  166